Supplement to the
Fidelity® Limited Term Bond Fund
October 30, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

BTL-14-01  January 17, 2014
1.9585866.100

Supplement to the
Fidelity® Mortgage Securities Fund
October 30, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

MOR-14-01  January 17, 2014
1.708462.121